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                                 EXHIBIT 10.21





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                                                                   EXHIBIT 10.21


                     FIRST FINANCIAL MANAGEMENT CORPORATION

                           NON-QUALIFIED STOCK OPTION


                   First Financial Management Corporation (the "Corporation"), a Georgia corporation, hereby grants to (__________________) (the "Holder"), a Non-Qualified Stock Option to purchase from the Corporation (_______________) (________) fully paid and non-assessable shares of the common stock, $.10 par value, of the Corporation at a price of $___________ per share. This Option has been granted pursuant to the 1988 Incentive Stock Plan (the "Plan") of the Corporation adopted by its Board of Directors on February 5, 1988, and as amended through January 30, 1991, and is subject to all of the terms, conditions and provisions of that Plan. A copy of the Plan is attached hereto and made a part of this Option as if fully set out herein.

                   During each of the five successive twelve-month periods, beginning six months after the date of grant of this Option, this Option may be exercised as to one-fifth of the total number of shares covered hereby. Such right to purchase in each such twelve-month period up to one-fifth of the total number of shares covered hereby shall be cumulative, so that any shares eligible for purchase, but not so purchased, in any twelve-month period shall be added to the number of shares which may be purchased in any following twelve-month period. Beginning 54 months after the date of the grant, this Option may be exercised as to all shares covered hereby. Payment for shares purchased pursuant to this Option may be in cash or, subject to any rules or restrictions which the Compensation Committee of the Corporation may adopt, by delivery of shares of common stock of the Corporation at their fair market value on the date of delivery.

                   Executed as of _____ day of __________ 1993.


                                     FIRST FINANCIAL MANAGEMENT CORPORATION


                                     By:
                                        ----------------------------------
                                     Patrick H. Thomas
                                     Chairman of the Board
                                     President and Chief Executive Officer

                                     THE HOLDER


                                     By:
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